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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): Not Applicable



                            LYONDELL CHEMICAL COMPANY
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

        1-10145                                          95-4160558
(Commission File Number)                    (I.R.S. Employer Identification No.)




1221 McKinney Street, Suite 700, Houston, Texas            77010
   (Address of principal executive offices)              (Zip Code)


                                 (713) 652-7200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

     Pursuant to the Amended and Restated By-Laws of Lyondell Chemical Company (the "Company"), notice is hereby given that the 2002 annual meeting of stockholders of the Company will be held on Thursday, May 2, 2002, beginning at 9:00 a.m. in the Company's General Assembly Room, 42nd Floor, One Houston Center, 1221 McKinney, in Houston, Texas.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            LYONDELL CHEMICAL COMPANY



                            By:  /s/ Kerry A. Galvin
                               -----------------------------------------------
                               Kerry A. Galvin
                               Vice President, General Counsel and Secretary

Date: January 11, 2002